UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 4, 2005 (April 4, 2005)

                          MAXCOR FINANCIAL GROUP INC.
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            (Exact name of registrant as specified in its charter)


            Delaware                      0-25056                 59-3262958
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(State or Other Jurisdiction of         (Commission            (IRS Employer
         Incorporation)                 File Number)         Identification No.)


                     One Seaport Plaza, 19th Floor
                        New York, New York 10038
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                (Address of Principal Executive Offices)


Registrant's telephone number, including area code   (646) 346-7000
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On April 4, 2005, Maxcor Financial Group Inc. (the "Company") entered into a definitive merger agreement (the "Merger Agreement") with BGC Partners, L.P. ("BGC Partners") and Magnet Acquisition Corp. ("Magnet"), a wholly owned subsidiary of BGC Partners.

Under the terms of the Merger Agreement, stockholders of the Company will receive $14.00 per share in cash in a one-step merger transaction whereby Magnet will merge with and into the Company (the "Merger"), and the Company shall become a wholly owned subsidiary of BGC Partners.

The proposed Merger is subject to the terms and conditions set forth in the Merger Agreement. These include, among other things, customary closing conditions, including obtaining required regulatory approvals and the approval of Maxcor's stockholders, as well as certain employee continuation thresholds. The Merger does not require the further approval of BGC Partners or Magnet's stockholders and is not conditioned upon receipt of financing by BGC Partners. The Merger is expected to be completed during the second or third quarter of 2005.

In connection with the execution of the Merger Agreement, certain stockholders of the Company, who own in the aggregate approximately 32% of the Company's outstanding common stock, have entered into support agreements, dated as of April 4, 2005 (collectively, the "Support Agreements"), pursuant to which, among other things, such stockholders have agreed, subject to the terms and conditions contained therein, to vote all of their shares of Company common stock in favor of adoption of the Merger Agreement. The Support Agreements would terminate upon a termination of the Merger Agreement. A form of the Support Agreements is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

There are no material relationships between BGC Partners or Magnet, on the one hand, and the Company or any of its affiliates, on the other hand, other than in respect of the Merger Agreement and the Support Agreements.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement. A copy of the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference into this Item
1.01. The Merger Agreement has been included to provide you with information regarding its terms. Except for its status as the original contractual document that establishes and governs the legal relationship between the Company and BGC Partners, we do not intend for its text to be a source of factual or business or operational information about the Company. Such information can be found elsewhere in the other public filings the Company makes with the Securities and Exchange Commission, which are available without charge at www.sec.gov. Reference is also hereby made to the press release announcing the Merger Agreement, which is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

In connection with entering into the merger agreement, BGC's controlling investor entered into an agreement to provide equity financing to Magnet equal to or greater than the aggregate merger consideration and the stock option cash-out payments, subject to the satisfaction of the conditions under the merger agreement. A copy of the equity commitment agreement is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

The Company will file a proxy statement and related documents with the Securities and Exchange Commission (the "SEC") concerning the proposed Merger (together, the "Merger Proxy Statement"). Holders of the Company's common stock are urged to read the Merger Proxy Statement when it becomes available because it will contain important information. In addition, the Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company with respect to the transactions contemplated by the Merger Agreement. Information about the directors and executive officers of the Company, including their direct and indirect interests, is available in the Company's proxy statement for its 2004 annual meeting of stockholders filed with the SEC on April 29, 2004 (the "2004 Proxy Statement") and will also be available in the Merger Proxy Statement that the Company will file with the SEC in connection with the proposed Merger. Investors may obtain a free copy of the 2004 Proxy Statement and will be able to obtain the Merger Proxy Statement at the SEC's website http://www.sec.gov. Investors will also be able to obtain a free copy of the relevant documents filed by the Company by contacting the Company at: One Seaport Plaza, 19th Floor, New York, NY 10038, (646) 346-7000 or online at http://www.maxf.com.

Item 3.03         Material Modification to Rights of Security Holders

In connection with the Merger Agreement, the Board of Directors of the Company authorized Amendment No. 2 to the Rights Agreement (the "Second Amendment"), dated as of December 6, 1996, between the Company (formerly known as Financial Services Acquisition Corporation), and Continental Stock Transfer & Trust Company, as rights agent, as amended by Amendment No. 1, dated as of July 26, 2001, and as modified by the agreement on removal of rights agent and appointment of successor rights agent, dated as of September 9, 2003, by and among the Company, Continental Stock Transfer & Trust Company and the Bank of New York (together, the "Rights Agreement"). Capitalized terms used in this
Item 3.03 but not defined herein shall have the meanings assigned thereto in the Rights Agreement.

Pursuant to the Second Amendment, none of BGC Partners or Magnet or any of their Affiliates or Associates shall be deemed an Acquiring Person and no Stock Acquisition Date, Distribution Date, Section 11(a)(ii) Event, Section 13 Event or Triggering Event shall be deemed to have occurred in connection with the Merger Agreement or the Support Agreements or the transactions contemplated thereby. The Second Amendment also provides that the Rights Agreement will become void and have no effect as of the effective time of the Merger.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment. The Second Amendment is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 3.03.

Item 9.01         Financial Statements and Exhibits


Exhibits

    Exhibit No.         Description
    -----------         -----------

        2.1 Agreement and Plan of Merger, dated April 4, 2005, by and among the Company, BGC Partners and Magnet. Filed without schedules. The Company agrees to furnish a copy of any such schedule to the Securities and Exchange Commission upon request.

        4.1 Amendment No. 2. to Rights Agreement, dated as of April 4, 2005, between the Company and The Bank of New York.

        99.1 Form of Support Agreement with certain stockholders of the Company.

        99.2 Press Release, dated April 4, 2005, announcing the execution of the Merger Agreement.

        99.3            Equity Commitment Letter Agreement, dated April 4, 2005.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          MAXCOR FINANCIAL GROUP INC.


Date:  April 4, 2005                    By:  /s/ Roger E. Schwed
                                            ------------------------------------
                                              Name: Roger E. Schwed
                                              Title: Secretary

                                 EXHIBIT INDEX

    Exhibit No.         Description
    -----------         -----------

        2.1 Agreement and Plan of Merger, dated April 4, 2005, by and among the Company, BGC Partners and Magnet. Filed without schedules. The Company agrees to furnish a copy of any such schedule to the Securities and Exchange Commission upon request.

        4.1 Amendment No. 2. to Rights Agreement, dated as of April 4, 2005, between the Company and The Bank of New York.

        99.1 Form of Support Agreement with certain stockholders of the Company.

        99.2 Press Release, dated April 4, 2005, announcing the execution of the Merger Agreement.

        99.3            Equity Commitment Letter Agreement, dated April 4, 2005.